UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

BEARD ENERGY TRANSITION ACQUISITION CORP.
(Name of Registrant as Specified in Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
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BEARD ENERGY TRANSITION ACQUISITION CORP.
595 MADISON AVENUE, 28TH FLOOR,
NEW YORK, NY 10022

NOTICE OF SPECIAL MEETING

TO BE HELD ON            , 2023

TO THE STOCKHOLDERS OF BEARD ENERGY TRANSITION ACQUISITION CORP.:

You are cordially invited to attend a special meeting (the “special meeting”) of stockholders of Beard Energy Transition Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, to be held at            Eastern time, on            , 2023. The special meeting will be held virtually, at            . At the special meeting, the stockholders will consider and vote upon the following proposals:

1.      To amend the Company’s Second Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (the “Extension”) from 25 months to 36 months from the closing of the Company’s initial public offering (the “IPO” and such extended date, the “Extended Date”) or such earlier date as determined by our board of directors (the “Board” and such amendment the “Extension Amendment” and such proposal, the “Extension Amendment Proposal” or “Proposal No. 1”).

2.      To amend the Amended and Restated Investment Management Trust Agreement, dated May 26, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to reflect the Extension (the “Trust Amendment” and, together with the Extension Amendment, the “Amendments” and such proposal, the “Trust Amendment Proposal” or “Proposal No. 2” and, together with the Extension Amendment Proposal, the “Proposals”).

3.      A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Amendments (the “Adjournment Proposal” or “Proposal No. 3”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

Each of the Proposals is cross-conditioned on the approval of the others. The purpose of each of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal is more fully described in the accompanying proxy statement. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting            . See “Questions and Answers about the Special Meeting — How do I attend the special meeting, and will I be able to ask questions?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “business combination”). Our charter currently provides that the Company must liquidate the trust account established in connection with our IPO (the “Trust Account”) if it has not consummated its initial business combination by December 29, 2023. As previously disclosed, on May 18, 2023, the Company entered into a business combination agreement (the “Business Combination Agreement” and the transactions contemplated thereby, the “Business Combination”) with Suntuity Inc., a Delaware corporation and wholly owned subsidiary of the Company (“New PubCo”), Beard Merger Sub I Corp., a Delaware corporation and wholly owned subsidiary of New PubCo, Beard Merger Sub II LLC, a Delaware limited liability company and wholly owned subsidiary of New PubCo, Suntuity Renewables LLC, a New Jersey limited liability company (“Suntuity”), and solely for the purpose of Section 7.17 and Article X thereof, each of Beard Energy Transition Acquisition Sponsor LLC (“Sponsor”) and Gregory A. Beard, an individual residing in New York. Pursuant to the Business Combination Agreement, the Company, Beard Energy Transition Acquisition

Holdings LLC (“OpCo”) and Suntuity will become directly and indirectly wholly-owned subsidiaries of New PubCo through a series of mergers and contributions, and the security holders of the Company, OpCo (other than the Company) and Suntuity will become security holders of New PubCo (the “Transactions”). However, the Board currently believes that there will not be sufficient time before December 29, 2023 to complete the Business Combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate the Business Combination. No assurances can be made that the Company will successfully consummate the Business Combination or any other business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment.

The purpose of the Trust Amendment Proposal is to reflect the Extension in the Trust Agreement.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Amendments.

Our Board may elect to abandon the Proposals at any time and for any reason without any further action by our stockholders.

The affirmative vote of 65% of the Company’s outstanding Class A common stock, par value $0.0001 per share (“Class A common stock” or the “public shares”), and Class V common stock, par value $0.0001 per share (“Class V common stock” and, together with the public shares, the “common stock”), voting together as a single class, will be required to approve each of the Proposals. Approval of each of the Proposals is a condition to the implementation of the Amendments.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

In connection with the Extension Amendment Proposal, holders of public shares (each, a “public stockholder”), other than our Sponsor, officers and directors (collectively, the “Sponsor Group”), may elect to redeem all of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes (net of taxes payable), divided by the number of then-outstanding public shares and Class A units (“Class A Units”) of OpCo (other than any Class A Units held by the Company) (a “Redemption Election”), regardless of whether such public stockholder votes on the Proposals. The deadline to make a Redemption Election is            P.M. Eastern time on            , 2023, the date that is two business days prior to the scheduled vote at the special meeting (the “Redemption Deadline”).

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $            at the time of the special meeting. The closing price of the Class A common stock on the New York Stock Exchange (the “NYSE”) on            , 2023, the record date of the special meeting, was $            . Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $            more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Proposals are approved by the requisite vote of stockholders, holders of such public shares that do not make the Redemption Election, or that make the Redemption Election but withdraw their Redemption Election with respect to all or a portion of their public shares for which they previously submitted a Redemption Election (an “Election Reversal”), will retain the opportunity to vote on, and have their public shares redeemed in conjunction with, the consummation of the Business Combination or any other business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, would be entitled to have their public shares redeemed for cash if the Company has not completed the Business Combination or any other business combination by the Extended Date.

If the Proposals are approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to (a) the number of public shares properly redeemed multiplied by (b) a per-share price equal to (I) the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes (net of taxes payable), divided by (II) the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company); and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. In connection with the redemption of any public shares, a corresponding number of Class A Units of OpCo held by us will also be redeemed. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete the Business Combination on or before the Extended Date. Holders of public shares that do not redeem their public shares now, or that redeem their public shares but withdraw such redemption, will retain their redemption rights and their ability to vote on a business combination through the Extended Date (provided that they are a stockholder of record on the record date for a meeting to consider a business combination) if and when submitted to stockholders and if the Proposals are approved. The Company intends to hold a separate meeting of stockholders to consider and approve the Business Combination Agreement and to send a proxy statement/prospectus to stockholders as of the record date for a meeting to consider the Business Combination.

If the Proposals are approved, OpCo and Suntuity intend to amend the Promissory Note entered into on May 26, 2023 (the “Suntuity Promissory Note”), upon which amendment the obligation of Suntuity to make deposits into the Trust Account thereunder shall terminate immediately following the special meeting. If the Proposals are approved, neither Suntuity nor any other party intends to deposit additional funds to the Trust Account.

Our Board has fixed the close of business on            , 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for 10 days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before December 29, 2023, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares and Class A Units of OpCo (other than any Class A Units held by the Company), at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to pay taxes of the Company and OpCo (less an amount required to satisfy taxes of the Company and OpCo and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares and Class A Units of OpCo (other than those held by the Company and any of its wholly owned subsidiaries), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

The holders of the Class B Units of OpCo initially acquired by the Sponsor prior to the IPO (or the Class A Units of OpCo into which such Class B Units will convert) and a corresponding number of shares of our Class V common stock (collectively, the “founder shares”) will not be entitled to participate in any liquidating distribution with respect to such shares. Further, no shares of Class V common stock (including any forming part of the 1,250 shares of our Class A common stock and 1,250 Class A Units of OpCo (and corresponding number of shares of our Class V common stock) purchased by Gregory A. Beard in connection with the IPO (the “Sponsor Shares”)) will be entitled to participate in any liquidating distribution with respect to such shares, although the corresponding Class A Units of OpCo (other than any Class A Units held by the Company) may be entitled to so participate. However, members of our Sponsor Group will be entitled to liquidating distributions from the Trust Account with respect to any public shares and the Sponsor Shares (excluding the shares of our Class V common stock) held by them if we fail to complete our initial business combination within the allotted 25-month time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

You are not being asked to vote on the Business Combination at this time. If the Amendments are implemented and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, you will retain the right to vote on a business combination (provided that you are a stockholder on the record date for a meeting to consider a business combination) if and when submitted to stockholders and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event the Business Combination is approved and completed or the Company has not consummated a business combination by the Extended Date. The Board has unanimously (i) approved and declared advisable the Business Combination Agreement, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our stockholders. The Company intends to hold a separate meeting of stockholders to consider and approve the proposed Business Combination Agreement and to send a proxy statement/prospectus to stockholders as of the record date for the meeting to consider the Business Combination.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

, 2023	By Order of the Board of Directors,

Gregory A. Beard Chairman and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Proposals, and an abstention will have the same effect as voting against the Proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on            , 2023: This notice of meeting and the accompanying proxy statement are available at:            .

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRANSFER AGENT”) BY            P.M. EASTERN TIME ON            , 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT

WITHDRAWAL AT CUSTODIAN SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IN CONNECTION WITH THE REDEMPTION OF ANY PUBLIC SHARES, A CORRESPONDING NUMBER OF CLASS A UNITS OF OPCO HELD BY US WILL ALSO BE REDEEMED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER            P.M. EASTERN TIME ON            , 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT THE ELECTION TO REDEEM YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

PROXY STATEMENT — DATED            , 2023

BEARD ENERGY TRANSITION ACQUISITION CORP.
595 MADISON AVENUE, 28TH FLOOR,
NEW YORK, NY, 10022

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON            , 2023

A special meeting of stockholders (the “special meeting”) of Beard Energy Transition Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at            P.M. Eastern time, on            , 2023. The special meeting will be held virtually, at            . This proxy statement is dated            , 2023, and is expected to be mailed or otherwise delivered to our stockholders on or about            , 2023. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.      To amend the Company’s Second Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (the “Extension”) from 25 months to 36 months from the closing of the Company’s initial public offering (the “IPO” and such extended date, the “Extended Date”) or such earlier date as determined by our board of directors (the “Board” and such amendment, the “Extension Amendment” and such proposal, the “Extension Amendment Proposal” or “Proposal No. 1”).

2.      To amend the Amended and Restated Investment Management Trust Agreement, dated May 26, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to reflect the Extension (the “Trust Amendment” and, together with the Extension the “Amendments” and such proposal, the “Trust Amendment Proposal” or “Proposal No. 2” and, together with the Extension Amendment Proposal, the “Proposals”).

3.      A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Amendments (the “Adjournment Proposal” or “Proposal No. 3”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

Each of the Proposals is cross-conditioned on the approval of the others. The purpose of each of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal is more fully described herein. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting            . See “Questions and Answers about the Special Meeting — How do I attend the special meeting, and will I be able to ask questions?” for more information.

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “business combination”). Our charter currently provides that the Company must liquidate the trust account established in connection with our IPO (the “Trust Account”) if it has not consummated its initial business combination by December 29, 2023. As previously disclosed, on May 18, 2023, the Company entered into a business combination agreement (the “Business Combination Agreement” and the transactions contemplated thereby, the “Business Combination”) with Suntuity Inc., a Delaware corporation and wholly owned subsidiary of the Company (“New PubCo”), Beard Merger Sub I Corp., a Delaware corporation and wholly owned subsidiary of New PubCo, Beard Merger Sub II LLC, a Delaware limited liability company and wholly owned subsidiary of New PubCo, Suntuity Renewables LLC, a New Jersey limited liability company (“Suntuity”), and solely for the purpose of Section 7.17 and Article X thereof, each of Beard Energy Transition Acquisition Sponsor LLC (“Sponsor”) and Gregory A. Beard, an individual residing in New York. Pursuant to the Business Combination Agreement, the Company, Beard Energy Transition Acquisition Holdings LLC (“OpCo”) and Suntuity will become directly and indirectly wholly-owned subsidiaries of New PubCo through a series of mergers and contributions, and the security holders of the Company, OpCo (other than the Company) and Suntuity will become security holders of New PubCo (the “Transactions”). However, the

Board currently believes that there will not be sufficient time before December 29, 2023 to complete the Business Combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate the Business Combination. No assurances can be made that the Company will successfully consummate the Business Combination or any other business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment.

The purpose of the Trust Amendment Proposal is to reflect the Extension in the Trust Agreement.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Amendments.

Our Board may elect to abandon the Proposals at any time and for any reason without any further action by our stockholders.

The affirmative vote of 65% of the Company’s outstanding Class A common stock, par value $0.0001 per share (“Class A common stock” or the “public shares”), and Class V common stock, par value $0.0001 per share (“Class V common stock” and, together with the public shares, the “common stock”), voting together as a single class, will be required to approve each of the Proposals. Approval of each of the Proposals is a condition to the implementation of the Amendments.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

In connection with the Extension Amendment Proposal, holders of public shares (each, a “public stockholder”), other than our Sponsor, officers and directors (collectively, the “Sponsor Group”), may elect to redeem all of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes (net of taxes payable), divided by the number of then-outstanding public shares and Class A units (“Class A Units”) of Beard Energy Transition Acquisition Holdings LLC (“OpCo”) (other than any Class A Units held by the Company) (a “Redemption Election”), regardless of whether such public stockholder votes on the Proposals. The deadline to make a Redemption Election is            P.M. Eastern time on            , 2023, the date that is two business days prior to the scheduled vote at the special meeting (the “Redemption Deadline”).

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $            at the time of the special meeting. The closing price of the Class A common stock on the New York Stock Exchange (the “NYSE”) on            , 2023, the record date of the special meeting, was $            . Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $            more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Proposals are approved by the requisite vote of stockholders, holders of such public shares that do not make the Redemption Election, or that make the Redemption Election but withdraw their Redemption Election with respect to all or a portion of their public shares for which they previously submitted a Redemption Election (an “Election Reversal”), will retain the opportunity to vote and have their public shares redeemed in conjunction with the consummation of the Business Combination or any other business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. If the Proposals are approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to (a) the number of public shares properly redeemed multiplied by (b) a per-share price equal to (I) the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes (net of taxes payable), divided by (II) the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company); and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. In connection with the redemption of any public shares, a corresponding number of Class A Units of OpCo held by us will also be redeemed. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete the Business Combination on or before the Extended Date. Holders of public shares that do not redeem their public shares now, or that redeem their public shares but withdraw such redemption, will retain their redemption rights and their ability to vote on a business combination through the Extended Date (provided that they are a stockholder of record on the record date for a meeting to consider a business combination) if and when submitted to stockholders and the Proposals are approved. The Company intends to hold a separate meeting of stockholders to consider and approve the proposed Business Combination Agreement and send a proxy statement/prospectus to stockholders as of the record date for the meeting to consider the Business Combination.

The withdrawal of funds from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election, and the amount remaining in the Trust Account after such withdrawal may be only a fraction of the $            (including interest not previously released to the Company to pay its taxes (not including any excise taxes), but excluding interest already withdrawn to pay the Company’s estimated and actual income taxes and franchise taxes through December 31, 2023) that was in the Trust Account as of the record date. In such event, the Company may still seek to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Proposals are approved, OpCo and Suntuity intend to amend the Promissory Note entered into on May 26, 2023 (the “Suntuity Promissory Note”), upon which amendment the obligation of Suntuity to make deposits into the Trust Account thereunder shall terminate immediately following the special meeting. If the Proposals are approved, neither Suntuity nor any other party intends to deposit additional funds to the Trust Account.

Our Board has fixed the close of business on            , 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. On the record date, there were 7,128,354 outstanding shares of the Company’s Class A common stock and 5,751,250 outstanding shares of the Company’s Class V common stock, which vote together as a single class with respect to the Proposals. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or, if presented, the Adjournment Proposal. A complete list of stockholders of record entitled to vote at the special meeting will be available for 10 days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before December 29, 2023, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares and Class A Units of OpCo (other than any Class A Units held by the Company), at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to pay taxes of the Company and OpCo (less an amount required to satisfy taxes of the Company and OpCo and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares and Class A Units of OpCo (other than those held by the Company and any of its wholly owned subsidiaries), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

The holders of the Class B Units of OpCo initially acquired by the Sponsor prior to the IPO (or the Class A Units of OpCo into which such Class B Units will convert) and a corresponding number of shares of our Class V common stock (collectively, the “founder shares”) will not be entitled to participate in any liquidating distribution with respect to such shares. Further, no shares of Class V common stock (including any forming part of the 1,250 shares of our Class A common stock and 1,250 Class A Units of OpCo (and corresponding number of shares of our Class V common stock) purchased by Gregory A. Beard in connection with the IPO (the “Sponsor Shares”)) will be entitled to participate in any liquidating distribution with respect to such shares, although the corresponding Class A Units of OpCo (other than any Class A Units held by the Company) may be entitled to so participate. However, members of our Sponsor Group will be entitled to liquidating distributions from the Trust Account with respect to any public shares and the Sponsor Shares (excluding the shares of our Class V common stock) held by them if we fail to complete our initial business combination within the allotted 25-month time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

The Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent public accountants) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination, reduce the amount of funds in the Trust Account to the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per share due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes of the Company or OpCo, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable), nor will it apply to any claims under our indemnity of the underwriter of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations, and we believe that the Sponsor’s only material assets are securities of the Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The Company is notifying all concerned parties that funds in the Trust Account and the interest earned thereon will not be used to pay for any excise tax imposed under the Inflation Reduction Act of 2022 in connection with redemptions of the Class A common stock in connection with the Extension. Suntuity has agreed to pay the costs, fees and expenses incurred in connection with the Extension, including any such excise tax payments, in accordance with the terms of the Business Combination Agreement. Additionally, Suntuity and the guarantors under the First Lien Secured Bridge Note entered into by Suntuity, the lenders (including certain affiliates of the Sponsor) and the guarantors and other parties thereto in connection with the Business Combination Agreement (the “Bridge Loan”) have agreed to reimburse the Company and the Sponsor for reasonable documented out-of-pocket costs, expenses and fees incurred by the Company or the Sponsor in connection the Business Combination, including any expenses incurred by the Sponsor or the Company in connection with obtaining the Extension.

This proxy statement contains important information about the special meeting and the proposals to be voted on at the special meeting. Please read it carefully and vote your shares.

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FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 13, 2023, in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed on February 8, 2021 as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On February 9, 2021, Gregory A. Beard purchased 1,250 shares of our Class A common stock, 1,250 Class A Units of OpCo and 1,250 corresponding shares of our Class V common stock, for an aggregate of $25,000. On February 10, 2021, our Sponsor acquired 7,187,500 Class B Units of OpCo and a corresponding number of shares of our Class V common stock for no consideration. In October 2021, our Sponsor surrendered to us for no consideration 1,437,500 Class B Units of OpCo and 1,437,500 shares of our Class V common stock that comprised a portion of the founder shares, which we accepted and cancelled. Upon a liquidation of OpCo, distributions generally will be made to the holders of OpCo Units on a pro rata basis, subject to certain limitations with respect to the Class B Units of OpCo, including that, prior to the completion of the initial business combination, such Class B Units will not be entitled to participate in a liquidating distribution.

On November 29, 2021, we consummated our IPO of 23,000,000 units (the “units”), including 3,000,000 units that were issued pursuant to the underwriter’s exercise of its over-allotment option, at $10.00 per unit, generating gross proceeds of $230,000,000, and incurring offering costs of approximately $8,050,000 to pay deferred underwriting discounts and commissions. Each unit consists of one share of Class A common stock and one-half of one redeemable warrant. Each whole public warrant entitles the holder to purchase one share of our Class A common stock at a price of $11.50 per share, subject to adjustment. Simultaneously with the closing of our IPO, the Company consummated the private placement of warrants to the Sponsor at a price of $1.00 per private placement warrant, generating gross proceeds of $12,225,000 (the “private placement warrants”). Each private placement warrant is exercisable to purchase one share of Class A common stock. On July 28, 2023, Sponsor transferred 100% of the private placement warrants held by it to an affiliate of Sponsor. Our Sponsor is not, is not controlled by, and does not have substantial ties with a non-U.S. person.

The Company received gross proceeds from the IPO and the sale of the private placement warrants of $230,000,000 and $12,225,000 respectively, for an aggregate of $242,225,000. $234,625,500 of the gross proceeds were deposited into the Trust Account. The $234,625,500 of net proceeds held in the Trust Account includes $8,050,000 of deferred underwriting discounts and commissions that will be released to the underwriters of the IPO upon completion of our initial business combination. Of the gross proceeds from the IPO and the sale of the private placement warrants that were not deposited in the Trust Account, $4,600,000 was used to pay underwriting discounts and commissions in the IPO, $244,726 was used to repay loans and advances from an affiliate of our Sponsor, and the balance was reserved to pay accrued offering and formation costs, business, legal and accounting due diligence expenses on prospective acquisitions and continuing general and administrative expenses.

Our public stockholders hold a direct economic equity ownership interest in the Company in the form of shares of Class A common stock, and an indirect ownership interest in OpCo through the Company’s ownership of Class A Units of OpCo. By contrast, the initial stockholders (as defined below) own direct economic interests in OpCo in the form of Class A and Class B Units of OpCo and a corresponding non-economic voting equity interest in the form of the Company’s Class V common stock, as well as a direct economic interest in the form of the Company’s Class A common stock. The Class A common stock forming part of the Sponsor Shares were purchased for $10.00 each and, in the absence of an initial business combination, will generally participate in liquidation or other payments on a pari passu basis with the shares of Class A common stock purchased as part of units in the IPO.

On May 25, 2023 the Company held a special meeting of stockholders where the stockholders of the Company approved the Second Amended and Restated Certificate of Incorporation of the Company (the “charter”) and the Amended and Restated Investment Management Trust Agreement by and between the Company, OpCo and Continental Stock Transfer & Trust Company (“Trust Agreement”). On May 25, 2023 the Company filed the charter with the Secretary of State of the State of Delaware. The charter (i) extended the date by which the Company must complete a business combination from 18 months (or 21 months if the Company choose to exercise its option to extend the date by an additional three months) to 25 months from the closing of the IPO (with no extension option) or such earlier date as determined by the Board (the “Prior Extension”) and (ii) reflected certain other non-substantive changes to the charter. On May 26, 2023, the Company, OpCo and Continental Stock Transfer & Trust Company entered into the Trust Agreement, which reflected the Prior Extension and certain other non-substantive changes. In connection with the Prior Extension, public stockholders holding 15,872,896 shares of Class A common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $165.7 million (or approximately $10.44 per share) was removed from the Trust Account to pay such holders. Following such redemptions, and as of the record date, the Company has 7,128,354 shares of Class A common stock issued and outstanding and $            remains in the Trust Account (i.e. approximately $            per share of Class A common stock).

Like most blank check companies, our charter provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of common stock sold in the IPO if there is no qualifying business combination consummated on or before a certain date. In our case, such certain date is 25 months from the closing of the IPO, or December 29, 2023. Our Board has determined that it is in the best interests of the Company to amend the Company’s charter to extend the date to consummate a business combination from 25 months to 36 months from the closing of our IPO in order to allow the Company more time to complete a business combination. Therefore, our Board is submitting the Extension Amendment Proposal described in this proxy statement for the stockholders to vote upon.

As previously announced, on May 18, 2023, the Company entered into a business combination agreement (the “Business Combination Agreement” and the transactions contemplated thereby, the “Business Combination”) with, Suntuity Inc., a Delaware corporation and wholly owned subsidiary of the Company (“New PubCo”), Beard Merger Sub I Corp., a Delaware corporation and wholly owned subsidiary of New PubCo, Beard Merger Sub II LLC, a Delaware limited liability company and wholly owned subsidiary of New PubCo, Suntuity Renewables LLC, a New Jersey limited liability company (“Suntuity”), and solely for the purpose of Section 7.17 and Article X thereof, each of Beard Energy Transition Acquisition Sponsor LLC (“Sponsor”) and Gregory A. Beard, an individual residing in New York. Pursuant to the Business Combination Agreement, the Company, Beard Energy Transition Acquisition Holdings LLC (“OpCo”) and Suntuity will become directly and indirectly wholly-owned subsidiaries of New PubCo through a series of mergers and contributions, and the security holders of the Company, OpCo (other than the Company) and Suntuity will become security holders of New PubCo (the “Transactions”). However, the Board currently believes that there will not be sufficient time before December 29, 2023 to complete the Business Combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate the Business Combination. No assurances can be made that the Company will successfully consummate the Business Combination or any other business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment.

In connection with the Business Combination, Suntuity agreed to assume the Sponsor’s intended obligations to deposit into the Trust Account $160,000 on the thirtieth day of each month (or if such thirtieth day is not a business day, on the business day immediately preceding such thirtieth day, and except in the case of December 2023, when payment shall be made on the twenty-ninth day of the month) beginning on June 30, 2023, in exchange for a non-interest bearing, unsecured promissory note until the earlier of (a) the consummation of a business combination, (b) 25 months from the closing of the IPO, (c) the termination of the Business Combination Agreement in accordance with its terms, or (d) the voluntarily dissolution and liquidation of the Company as determined by the Board. If the Proposals are approved, OpCo and Suntuity intend to amend the Suntuity Promissory Note, upon which amendment the obligation of Suntuity to make such deposits into the Trust Account thereunder shall terminate immediately following the special meeting. If the Proposals are approved, neither Suntuity nor any other party intends to deposit additional funds to the Trust Account.

What is being voted on?

You are being asked to vote on each of the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The proposals are listed below:

1.      Extension Amendment Proposal:    To amend our charter to extend the date by which the Company must consummate a business combination from 25 months to 36 months from the closing of our IPO or such earlier date as determined by our Board.

2.      Trust Amendment Proposal:    To amend the Trust Agreement to reflect the Extension.

3.      Adjournment Proposal:    A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Amendments. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

What are the purposes of the Proposals?

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination. Our charter currently provides that the Company must liquidate the Trust Account if it has not consummated its initial business combination by December 29, 2023. As previously disclosed, on May 18, 2023, the Company entered into the Business Combination Agreement pursuant to which the Company, OpCo and Suntuity will become directly and indirectly wholly-owned subsidiaries of New PubCo through a series of mergers and contributions, and the security holders of the Company, OpCo (other than the Company) and Suntuity will become security holders of New PubCo. However, the Board currently believes that there will not be sufficient time before December 29, 2023 to complete the Business Combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate the Business Combination. No assurances can be made that the Company will successfully consummate the Business Combination or any other business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment.

The purpose of the Trust Amendment Proposal is to reflect the Extension in the Trust Agreement.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Amendments. Approval of each of the Proposals is a condition to the implementation of the Amendments. Notwithstanding stockholder approval of the Proposals or the number of Redemption Elections (taking into account any Election Reversals) by our public stockholders, our Board will retain the right to abandon the Proposals or postpone or cancel the special meeting at any time and for any reason without any further action by our stockholders.

Why should I vote for the Proposals?

Our Board believes stockholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Date. As previously disclosed, on May 18, 2023, we entered into the Business Combination Agreement pursuant to which the Company, OpCo and Suntuity will become directly and indirectly wholly-owned subsidiaries of New PubCo through a series of mergers and contributions, and the security holders of the Company, OpCo (other than the Company) and Suntuity will become security holders of New PubCo. However, the Board currently believes that there will not be sufficient time before December 29, 2023 to complete the Business Combination. The Extension would give the Company the opportunity to complete the Business Combination, which our Board believes is in the best interests of the stockholders. No assurances can be made that the Company will successfully consummate the Business Combination or any other business combination.

Our charter provides that if we do not complete our business combination within 25 months from the closing of our IPO, we will redeem 100% of the public shares and Class A Units of OpCo (other than any Class A Units held by the Company) at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to pay taxes of the Company and OpCo (less an amount required to satisfy taxes of the Company and OpCo and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares and Class A Units of OpCo (other than those held by the Company and any of its wholly owned subsidiaries), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the time frame contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing the Business Combination, circumstances warrant providing the Company with additional time to consummate the Business Combination.

Our charter provides that if our stockholders approve an amendment to our charter with respect to any material provisions of the charter related to stockholders’ rights or pre-initial business combination activity, the Company will provide our public stockholders (other than members of our Sponsor Group) with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (net of taxes payable), divided by the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company).

Our Board recommends that you vote in favor of the Proposals but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Proposals. Notwithstanding stockholder approval of the Adjournment Proposal, the chairman of the meeting will retain its right to adjourn the special meeting.

Our Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board abandon the Proposals or postpone the special meeting?

Notwithstanding stockholder approval of the Proposals or the number of Redemption Elections (taking into account any Election Reversals) by our public stockholders, our Board will retain the right to abandon the Proposals or postpone or cancel the special meeting at any time and for any reason without any further action by our stockholders.

In no event will the Company proceed with the Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the our Class A common stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Proposals.

How do the Company insiders intend to vote their shares?

Holders of our founder shares and Sponsor Shares, including our Chief Executive Officer and the Sponsor (the “initial stockholders”) and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all proposals.

The Sponsor Group is not entitled to redemption rights with respect to the shares of Class V common stock and OpCo Class B Units held by them, and the Sponsor Group does not intend to redeem any of the shares of Class A common stock held by them in connection with the Extension Amendment. The Sponsor Group beneficially owned as of the record date, and are entitled to vote, 1,250 shares of Class A common stock and 5,751,250 shares of Class V common stock, which represents approximately 45% of the Company’s issued and outstanding common stock.

In addition, the Company’s initial stockholders, directors, executive officers, advisors or their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include a contractual acknowledgment with a selling stockholder that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders that would otherwise have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Proposals. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Proposals?

Approval of the Proposals will require the affirmative vote of holders of 65% of the Company’s outstanding Class A common stock and Class V common stock, voting together as a single class, including those shares held as a constituent part of our units, on the record date.

If the Extension Amendment Proposal is approved, any holder of public shares (except members of the Sponsor Group) may redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes (net of taxes payable), divided by the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company).

Notwithstanding stockholder approval of the Proposals or the number of Elections (taking into account any Election Reversals) by our public stockholders, our Board will retain the right to abandon the Proposals or postpone or cancel the special meeting at any time and for any reason without any further action by our stockholders.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

What happens if I sell my public shares or units before the special meeting?

The record date,             , 2023, is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the special meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for a Proposal?

If you do not want a Proposal to be approved, you must abstain, not vote, or vote against the proposal. Abstentions will have the same effect as a vote against the Proposals. If the Proposals are approved, and the Amendments are implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What if I don’t want to vote for the Adjournment Proposal?

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the Adjournment Proposal.

What happens if one of the Proposals is not approved or is abandoned?

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before December 29, 2023, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares and Class A Units of OpCo (other than any Class A Units held by the Company), at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to pay taxes of the Company and OpCo (less an amount required to satisfy taxes of the Company and OpCo and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares and Class A Units of OpCo (other than those held by the Company and any of its wholly owned subsidiaries), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the public warrants, which will expire worthless in the event the Company winds up.

The holders of the founder shares will not be entitled to participate in any liquidating distribution with respect to such shares. Further, no shares of Class V common stock, including any comprising a portion of the Sponsor Shares, will be entitled to participate in any liquidating distribution with respect to such shares, although the corresponding Class A Units of OpCo (other than any Class A Units held by the Company) may be entitled to so participate. However, members of our Sponsor Group will be entitled to liquidating distributions from the Trust Account with respect to any public shares and Sponsor Shares (excluding the shares of our Class V common stock) held by them if we fail to complete our initial business combination within the allotted 25-month time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

If the Proposals are approved, what happens next?

If the Proposals are approved, the Company will continue to attempt to consummate the Business Combination until the Extended Date.

If the Proposals are approved, the Company will file a certificate of amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and execute an amendment to the Trust Agreement in the form of Annex B hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded.

If the Proposals are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s common stock held by our initial stockholders through the founder shares and Sponsor Shares.

If the Proposals are approved, OpCo and Suntuity intend to amend the Suntuity Promissory Note, upon which amendment the obligation of Suntuity to make deposits into the Trust Account thereunder shall terminate immediately following the special meeting. If the Proposals are approved, neither Suntuity nor any other party intends to deposit additional funds to the Trust Account.

The Company is notifying all concerned parties that funds in the Trust Account and the interest earned thereon will not be used to pay for any excise tax imposed under the Inflation Reduction Act of 2022 (the “IR Act”) in connection with redemptions of the Class A common stock in connection with the Extension. Suntuity has agreed to pay the costs, fees and expenses incurred in connection with the Extension, including any such excise tax payments, in accordance with the terms of the Business Combination Agreement. Additionally, Suntuity and the guarantors under the Bridge Loan have agreed to reimburse the Company and the Sponsor for reasonable documented out-of-pocket costs, expenses and fees incurred by the Company or the Sponsor in connection the Business Combination, including any expenses incurred by the Sponsor or the Company in connection with obtaining the Extension.

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, or if you elect to redeem your shares but withdraw such Redemption Election, then, you will be able to vote on a business combination (provided that you are a stockholder on the record date for a meeting to consider the business combination) if and when submitted to stockholders. You will also retain your right to redeem the public shares then held by you upon consummation of a business combination, subject to any limitations set forth in the charter, as amended. The Company intends to hold a separate meeting of stockholders to consider and approve the proposed Business Combination Agreement and send a proxy statement/prospectus to stockholders as of the record date for the meeting to consider the Business Combination.

When and where is the special meeting?

The special meeting will be held at            Eastern time, on            , 2023, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting            and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the special meeting telephonically by dialing 1 (800) 450-7155 (toll-free within the United States and Canada) or 1 (857) 999-9155 (standard rates apply outside of the United States and Canada). The pin number for telephone access is            , but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The special meeting will be held in virtual meeting format only. You will not be able to attend the special meeting physically.

How do I attend the special meeting, and will I be able to ask questions?

If you are a registered stockholder, you received a proxy card from the Company’s transfer agent. The form contains instructions on how to attend the virtual special meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company (the “transfer agent”) at the phone number or email address below. The transfer agent support contact information is as follows: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual special meeting starting            , 2023 at            . Enter the following URL address into your browser:            , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the special meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the special meeting.

Beneficial holders that own their investments through a bank or broker will need to contact the transfer agent to receive a control number. If you plan to vote at the special meeting, you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the special meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the special meeting by dialing 1 (800) 450-7155 (toll-free within the United States and Canada), or 1 (857) 999-9155 (standard rates apply outside the United States and Canada); when prompted enter the pin number            . This is listen-only; you will not be able to vote or enter questions during the special meeting.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 595 Madison Avenue, 28th Floor, New York, NY, 10022-1700.

What will happen if I sign and return my proxy card without indicating how I wish to vote?

Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” the proposals described herein.

If I am not going to participate in the virtual special meeting, should I return my proxy card instead?

Yes. Even if you do not plan to participate in the virtual special meeting, please read this proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided in accordance with the instructions set forth on the enclosed proxy card, or instruct your broker or bank how to vote your shares. See “Questions and Answers About the Special Meeting — How do I vote?” for more information.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Because approval of the Proposals requires the affirmative vote of the stockholders holding at least 65% of the shares of Class A common stock and Class V common stock outstanding on the record date, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Proposals.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my bank, broker or nominee automatically vote them for me?

No. Under the rules governing banks, brokers and other nominees who submit a proxy card with respect to shares held in street name, such banks, brokers or other nominees have the discretion to vote on routine matters, but not on non-routine matters. It is expected that all proposals to be voted on at the special meeting will be treated as “non-routine” matters and therefore, we do not expect there to be any broker non-votes at the special meeting.

Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your bank, broker or other nominee to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Because all of the proposals to be voted on at the special meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the special meeting. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on            , 2023, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. As of the record date, 7,128,354 Class A common stock and 5,751,250 shares of Class V common stock were outstanding and entitled to vote. A complete list of stockholders of record entitled to vote at the special meeting will be available for 10 days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Stockholder of Record:    Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Extension Amendment Proposal?

The Company’s directors and executive officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares, Sponsor Shares, warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Proposals — Interests of the Company’s Directors and Executive Officers.”

What if I object to the Extension Amendment Proposal, the Trust Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with either the Extension Amendment Proposal, the Trust Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if one of the Proposals is not approved or is abandoned?

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before December 29, 2023, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares and Class A Units of OpCo (other than any Class A Units held by the Company), at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to pay taxes of the Company and OpCo (less an amount required to satisfy taxes of the Company and OpCo and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares and Class A Units of OpCo (other than those held by the Company and any of its wholly owned subsidiaries), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the public warrants, which will expire worthless in the event the Company winds up.

The holders of the founder shares will not be entitled to participate in any liquidating distribution with respect to such shares. Further, no shares of Class V common stock, including any comprising a portion of the Sponsor Shares, will be entitled to participate in any liquidating distribution with respect to such shares, although the corresponding Class A Units of OpCo (other than any Class A Units held by the Company) may be entitled to so participate. However, members of our Sponsor Group will be entitled to liquidating distributions from the Trust Account with respect to any public shares and Sponsor Shares (excluding the shares of our Class V common stock) held by them if we fail to complete our initial business combination within the allotted 25-month time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

What happens to the Company warrants if the Proposals are approved?

If the Proposals are approved, the Company will continue its efforts to consummate the Business Combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

The funds in the Trust Account had, since our IPO, been invested only in U.S. government treasury obligations with maturities of 185 days or less or in certain money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest solely in U.S. government treasury obligations. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account, effective October 19, 2023, and thereafter to hold all funds in the Trust Account as cash items in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or the liquidation of the Company.

On March 30, 2022, the Securities and Exchange Commission (the “SEC”) issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies like ours could become subject to regulation under the Investment Company Act. The SEC’s current policy position, consistent with these proposed rules, is that, for special purpose acquisition companies like ours to be exempt from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, they must satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than eighteen (18) months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than twenty-four

(24) months after the effective date of its registration statement for its initial public offering. The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies. It is possible that a claim could be made that we have been operating as an unregistered investment company.

If we were determined to be an unregistered investment company, despite the change in investments in the Trust Account, the trustee could be required to liquidate the Trust Account, in which case the business of the Company would be discontinued and the Company wound down, and we would not be able to complete an initial business combination. If we are unable to complete our initial business combination, our public stockholders may receive only their pro rata portion of the funds in the Trust Account that are available for distribution to public stockholders, our warrants will expire worthless and our public stockholders would not have any opportunity to participate in any potential appreciation in the value of their public shares that might be created by an initial business combination.

The Company, effective October 19, 2023, converted its investments in the Trust Account into cash, which will remain in the Trust Account. While we maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account, we may receive lower interest on the funds held in such deposit account (as compared to investing such funds in interest-bearing U.S. government securities); however, we cannot assure you that such rate on the deposit account will not decrease or increase significantly. Furthermore, interest previously earned on the funds held in the Trust Account still may be released to pay taxes of the Company and OpCo. As a result, holding all funds in the Trust Account in cash items may reduce the dollar amount our public stockholders would receive upon any redemption of the public shares or our liquidation.

How do I redeem my public shares?

If the Amendments are implemented, each public stockholder may seek to redeem all or a portion of his or her public shares (except for the Sponsor Shares) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the approval of the Amendments, including interest not previously released to the Company to pay taxes (net of taxes payable), divided by the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company). You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares (other than the Sponsor Shares) for cash if the Proposals are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(1)    (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(2)    prior to            P.M. Eastern time, on            , 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (email: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through the Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders (other than the members of our Sponsor Group) may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to            P.M. Eastern time, on            , 2023 (two business days before the scheduled vote at the special meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the date of implementation of the Amendments and the Redemption Election.

Through DTC’s Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced redemption process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders that request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender immediately following the deadline to make a Redemption Election. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. For additional information, see “How do I make an Election Reversal with respect to my public shares?” In the event that a public stockholder tenders shares and any of the Proposals is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that any of the Proposals will not be approved. The Company anticipates that a public stockholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of the Amendments. The transfer agent will hold the certificates of public stockholders that make the Redemption Election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to our transfer agent, Continental Stock Transfer & Trust Company, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

How do I make an Election Reversal with respect to my public shares?

Immediately following the deadline to make a Redemption Election (which is            P.M. Eastern time on            , 2023, the date that is two business days prior to the scheduled vote at the special meeting), a public stockholder that desires to withdraw its Redemption Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, you must request that our transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make a Redemption Election. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow a fee of $22,500, plus disbursements. The Company will reimburse Morrow for reasonable and documented out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. Additionally, we will issue a press release upon receipt of all requisite approvals in connection with the Proposals. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Beard Energy Transition Acquisition Corp.

595 Madison Avenue, 28th Floor,

New York, NY, 10022-1700

Attn: Sarah James

Email: info@beardacq.com

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Telephone: (800) 662-5200 (banks, brokers and other nominees call collect at (203) 658-9400)

Email: BRD.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in (i) our final prospectus filed with the SEC on November 24, 2021, (ii) our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 13, 2023, and (iii) other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination or any other business combination will be consummated prior to the Extended Date. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. The Company intends to hold a separate meeting of stockholders to consider and approve the proposed Business Combination Agreement and send a proxy statement/prospectus to stockholders as of the record date for the meeting to consider the Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination or any other business combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination or any other business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our Class A common stock.

On August 16, 2022, the IR Act was signed into law. The IR Act provides for, among other things, a new 1% U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations after December 31, 2022 (the “excise tax”). The excise tax is imposed on the repurchasing corporation itself, not its stockholders from whom the shares are repurchased (although it may reduce the amount of cash distributable in a current or subsequent redemption). The amount of the excise tax is generally 1% of any positive difference between the fair market value of any shares repurchased by the repurchasing corporation during a taxable year and the fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year. However, the Biden Administration’s budget proposal released on March 9, 2023 called for an increase to the excise tax rate from 1% to 4%. There can be no assurance as to whether or when this proposal may be adopted into law. In addition, a number of exceptions apply to this excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, this excise tax.

On December 27, 2022, the Treasury published Notice 2023-2, which provided clarification on some aspects of the application of the excise tax, including with respect to some transactions in which SPACs typically engage. In the notice, Treasury appears to have intended to exempt from the excise tax any distributions, including those that occur in connection with redemptions, by a corporation in the same year it completely liquidates, but the guidance is not clearly drafted and arguably could be interpreted to have a narrower application. Furthermore, if the Extension Proposal is approved, there is a significant likelihood that the Company would not be completely liquidated (and would not consummate the Business Combination or any other business combination) in 2023. Consequently, a substantial risk remains that any redemptions pursuant to the current proposal and the redemptions that occurred in connection with the Prior Extension would be subject to the excise tax.

Because the application of this excise tax is not entirely clear, any redemption or other repurchase effected by us in connection with the Business Combination or any other business combination, an extension vote or otherwise (including this proposal and the Prior Extension), may be subject to this excise tax. Because any such excise tax would be payable by us and not by the redeeming holder, it could cause a reduction in the value of our Class A common stock or cash available for distribution in a subsequent liquidation. Whether and to what extent we would be subject to the excise tax in connection with the Business Combination or any other business combination will depend on a number of factors, including (i) the structure of such business combination, (ii) the fair market value of the redemptions and repurchases in connection with such business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with such business combination (or any other equity issuances within the same taxable year of such business combination) and (iv) the content of any subsequent regulations, classifications, and other guidance issued by the Treasury. Further, the application of the excise tax in respect of distributions pursuant to a liquidation of a publicly traded U.S. corporation is uncertain and has not been addressed by the Treasury in regulations or other guidance, and it is possible that the proceeds held in the Trust Account could be used to pay any excise tax owed by us in the event we are unable to complete the Business Combination or any other business combination in the required time and redeem 100% of our remaining Class A common stock in accordance with our charter, in which case the amount that would otherwise be received by our public stockholders in connection with our liquidation would be reduced.

The Company is notifying all concerned parties that funds in the Trust Account and the interest earned thereon will not be used to pay for any excise tax imposed under the IR Act in connection with redemptions of the Company’s Class A common stock in connection with the Extension. Suntuity has agreed to pay the costs, fees and expenses incurred in connection with the Extension, including any such excise tax payments, in accordance with the terms of the Business Combination Agreement. Additionally, Suntuity and the guarantors under the Bridge Loan have agreed to reimburse the Company and the Sponsor for reasonable documented out-of-pocket costs, expenses and fees incurred by the Company or the Sponsor in connection the Business Combination, including any expenses incurred by the Sponsor or the Company in connection with obtaining the Extension.

If we are determined to be an investment company under the Investment Company Act, the trustee could be required to liquidate the Trust Account, in which case the Company would wind down and we would not be able to complete our business combination.

The funds in the Trust Account had, since our IPO, been invested only in U.S. government treasury obligations with maturities of 185 days or less or in certain money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest solely in U.S. government treasury obligations. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account, effective October 19, 2023, and thereafter to hold all funds in the Trust Account as cash items in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or the liquidation of the Company.

On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies like ours could become subject to regulation under the Investment Company Act. The SEC’s current policy position, consistent with these proposed rules, is that, for special purpose acquisition companies like ours to be exempt from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, they must satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than eighteen (18) months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than twenty-four (24) months after the effective date of its registration statement for its initial public offering. The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies. It is possible that a claim could be made that we have been operating as an unregistered investment company.

If we were determined to be an unregistered investment company, despite the change in investments in the Trust Account, the trustee could be required to liquidate the Trust Account, in which case the business of the Company would be discontinued and the Company wound down, and we would not be able to complete an initial business combination. If we are unable to complete our initial business combination, our public stockholders may receive only their pro rata portion of the funds in the Trust Account that are available for distribution to public stockholders, our warrants will expire worthless and our public stockholders would not have any opportunity to participate in any potential appreciation in the value of their public shares that might be created by an initial business combination.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we instructed the trustee to liquidate the investments held in the Trust Account, effective October 19, 2023, and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or our liquidation, which may limit the interest income available for payment of taxes and dissolution expenses or for distribution to public stockholders.

The funds in the Trust Account had, since our IPO, been invested only in U.S. government treasury obligations with maturities of 185 days or less or in certain money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest solely in U.S. government treasury obligations. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account, effective October 19, 2023, and thereafter to hold all funds in the Trust Account as cash items in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or the liquidation of the Company.

The Company, effective October 19, 2023, converted its investments in the Trust Account into cash, which will remain in the Trust Account. While we maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account, we may receive lower interest on the funds held in such deposit account (as compared to investing such funds in interest-bearing U.S. government securities); however, we cannot assure you that such rate on the deposit account will not decrease or increase significantly. Furthermore, interest previously earned on the funds held in the Trust Account still may be released to pay taxes of the Company and OpCo. As a result, holding all funds in the Trust Account in cash items may reduce the dollar amount our public stockholders would receive upon any redemption of the public shares or our liquidation.

Our financial conditions raise substantial doubt about our ability to continue as a “going concern” through one year from June 30, 2023 if the Business Combination or any other business combination is not consummated.

As of June 30, 2023, the Company had a working capital deficit of $29,510, including $366,798 in its operating bank account. The Company has incurred and expects to continue to incur significant costs in pursuit of its acquisition plans. The Company anticipates that the cash held outside of the Trust Account as of June 30, 2023, will not be sufficient to allow the Company to operate until December 29, 2023, the date at which the Company must complete a business combination. While the Company expects to have sufficient access to additional sources of capital through working capital loans, there is no current commitment on the part of any financing source to provide additional capital and no assurances can be provided that such additional capital will ultimately be available if necessary. Further, if the Business Combination or any other business combination is not consummated by December 29, 2023 and any of the Proposals is not approved, there will be a mandatory liquidation and subsequent dissolution of the Company. These conditions raise substantial doubt about the Company’s ability to continue as a going concern for a period of time within one year after June 30, 2023.

Management plans to address this uncertainty through the Business Combination, although it also believes that our Sponsor will provide working capital loans that will provide sufficient liquidity to meet the Company’s working capital needs through the earlier of the consummation of the Business Combination and one year from the date of this filing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily include or be limited to, curtailing operations, suspending the pursuit of the Business Combination or another a potential transaction and reducing overhead expenses. The Company cannot provide any assurance that financing sources will be available to it on commercially acceptable terms or if at all, or that its plans to consummate the Business Combination will be successful within 25 months from the closing of our IPO or, if the Proposals are approved, the Extended Date.

The NYSE may delist our securities from trading on its exchange following stockholder redemptions in connection with the special meeting, which could limit investors’ ability to make transactions in our securities and subject us to additional adverse consequences.

The NYSE will promptly initiate suspension and delisting procedures with respect to a listed acquisition company prior to the consummation of its initial business combination if:

•        its average aggregate global market capitalization is below $50,000,000 or the average aggregate global market capitalization attributable to publicly held shares is below $40,000,000, in each case over 30 consecutive trading days (not including shares held by directors, officers or their immediate family members and other concentrated holders of 10% or more of such issuer’s outstanding shares);

•        the total number of holders of public shares is less than 300 (including beneficial holders in addition to holders of record, but excluding directors, officers or their immediate family members and other concentrated holders of 10% or more such issuer’s outstanding shares);

•        the number of total stockholders is less than 1,200 (including beneficial holders in addition to holders of record) and the average monthly trading volume is less than 100,000 shares for the most recent 12 months; or

•        the number of publicly-held shares is less than 600,000, provided that if the unit of trading is less than 100 shares this requirement is reduced proportionately (excluding shares held by directors, officers or their immediate family members and other concentrated holders of 10% or more such issuer’s outstanding shares).

If our Class A common stock fails to meet the NYSE’s continued listing requirements following stockholder redemptions in connection with the special meeting, the NYSE may delist our Class A common stock from trading on its exchange. Additionally, if our Class A common stock fails to meet the NYSE’s continued listing requirements, we expect that our units and warrants will fail to meet the NYSE’s continued listing requirements for those securities. We cannot assure you that any of our Class A common stock, units or warrants will be able to meet any of the NYSE’s continued listing requirements following the special meeting and any related stockholder redemptions of our Class A common stock or continue trading on the NYSE’s exchange.

On August 16, 2023, the NYSE notified us that we were deficient in meeting the requirement of Section 303A.07(c) of the NYSE Listed Company Manual, which requires us, within one year of our initial listing on the NYSE, to establish and maintain an internal audit function. We did not cure this deficiency within the applicable grace period; accordingly the NYSE may be more inclined to initiate proceedings to delist our securities than would otherwise be the case if such deficiency had been cured.

If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

Further, if we were no longer listed on the NYSE, our securities would not qualify as covered securities under the National Securities Markets Improvement Act of 1996, which is a federal statute that prevents or preempts the states from regulating the sale of certain securities, and we would be subject to regulation in each state in which we offer our securities. Even if we remain listed on the NYSE and our securities continue to qualify as covered securities, the federal statute allows the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at            P.M. Eastern time, on            , 2023. The special meeting will be held virtually, at            . At the special meeting, the stockholders will consider and vote upon the following proposals.

1.      Extension Amendment Proposal:    To amend our charter to extend the date by which the Company must consummate a business combination from 25 months to 36 months from the closing of our IPO or such earlier date as determined by our Board.

2.      Trust Amendment Proposal:    To amend the Trust Agreement to reflect the Extension.

3.      Adjournment Proposal:    A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Amendments. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on            , 2023, the record date for the special meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 7,128,354 shares of Class A common stock and 5,751,250 shares of Class V common stock outstanding, each of which entitles its holder to cast one vote per share. The warrants do not carry voting rights.

Votes Required

Approval of the Proposals will require the affirmative vote of holders of 65% of the Company’s Class A common stock and Class V common stock, voting together as a single class, outstanding on the record date.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If you do not want the Proposals to be approved, you must abstain, not vote, or vote against the Proposals. The Company anticipates that a public stockholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of the Amendments.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If the Proposals are approved, OpCo and Suntuity intend to amend the Suntuity Promissory Note, upon which amendment the obligation of Suntuity to make deposits into the Trust Account thereunder shall terminate immediately following the special meeting. If the Proposals are approved, neither Suntuity nor any other party intends to deposit additional funds to the Trust Account.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (a) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (b) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Gregory A. Beard and Sarah James to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting virtually.

A special note for those who plan to attend the special meeting and vote virtually: If your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders that have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 (banks, brokers and other nominees, please call collect at (203) 658-9400).

Stockholders that hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Company Secretary, at Beard Energy Transition Acquisition Corp. 595 Madison Avenue, 28th Floor, New York, NY, 10022, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the special meeting. The Company has agreed to pay Morrow a fee of $22,500 plus disbursements. The Company will reimburse Morrow for reasonable and documented out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Telephone: (800) 662-5200 (banks, brokers and other nominees call collect at (203) 658-9400)
Email: BRD.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 595 Madison Avenue, 28th Floor, New York, NY, 10022. Our telephone number at such address is (214) 833-8913.

THE PROPOSALS

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on February 8, 2021.

On February 9, 2021, Gregory A. Beard purchased 1,250 shares of our Class A common stock, 1,250 Class A Units of OpCo and 1,250 corresponding shares of our Class V common stock, for an aggregate of $25,000. On February 10, 2021, our Sponsor acquired 7,187,500 Class B Units of OpCo and a corresponding number of shares of our Class V common stock for no consideration. In October 2021, our Sponsor surrendered to us for no consideration 1,437,500 Class B Units of OpCo and 1,437,500 shares of our Class V common stock that comprised a portion of the founder shares, which we accepted and cancelled. Upon a liquidation of OpCo, distributions generally will be made to the holders of OpCo Units on a pro rata basis, subject to certain limitations with respect to the Class B Units of OpCo, including that, prior to the completion of the initial business combination, such Class B Units will not be entitled to participate in a liquidating distribution.

On November 29, 2021, we consummated our IPO of 23,000,000 units, including 3,000,000 units that were issued pursuant to the underwriter’s exercise of its over-allotment option, at $10.00 per unit, generating gross proceeds of $230,000,000, and incurring offering costs of approximately $8,050,000 to pay deferred underwriting discounts and commissions. Each unit consists of one share of Class A common stock and one-half of one redeemable warrant. Each whole public warrant entitles the holder to purchase one share of our Class A common stock at a price of $11.50 per share, subject to adjustment.

Simultaneously with the closing of our IPO, we consummated the private placement of warrants to the Sponsor at a price of $1.00 per private placement warrant, generating gross proceeds of $12,225,000. Each private placement warrant is exercisable to purchase one share of our Class A common stock. Our Sponsor is not, is not controlled by, and does not have substantial ties with a non-U.S. person.

Approximately $234,625,500 of the net proceeds from the IPO and the private sale of private placement warrants with the Sponsor has been deposited in the Trust Account.

The Company entered into the initial Trust Agreement, dated November 23, 2021, between the Company, OpCo, and Continental Stock Transfer & Trust Company in connection with the IPO and a potential business combination.

On May 25, 2023 the Company held a special meeting of stockholders where the stockholders of the Company approved the charter and the Trust Agreement. On May 25, 2023, the Company filed the charter with the Secretary of State of the State of Delaware. The charter as amended (i) reflected the Prior Extension and (ii) reflected certain other non-substantive changes to the charter. On May 26, 2023, the Company, OpCo and Continental Stock Transfer & Trust Company entered into the Trust Agreement, which reflected the Prior Extension and certain other non-substantive changes. In connection with the Prior Extension, public stockholders holding 15,872,896 shares of the Company’s Class A common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $165.7 million (or approximately $10.44 per share) was removed from the Trust Account to pay such holders. Following such redemptions, and as of the record date, the Company has 7,128,354 shares of Class A common stock issued and outstanding and $            remains in the Trust Account (i.e. approximately $            per share of Class A common stock).

The Amendments

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to the Extended Date.

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete an initial business combination. As previously disclosed, on May 18, 2023, we entered into the Business Combination Agreement, pursuant to which the Company, OpCo and Suntuity will become directly and indirectly wholly-owned subsidiaries of New PubCo through a series of mergers and contributions, and the security holders of the Company, OpCo (other than the Company) and Suntuity will become security holders of New PubCo.

However, the Board currently believes that there will not be sufficient time before December 29, 2023 to complete the Business Combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate the Business Combination. No assurances can be made that the Company will successfully consummate the Business Combination or any other business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment.

The purpose of the Trust Amendment Proposal is to reflect the Extension in the Trust Agreement.

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before December 29, 2023, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares and Class A Units of OpCo (other than any Class A Units held by the Company), at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to pay taxes of the Company and OpCo (less an amount required to satisfy taxes of the Company and OpCo and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares and Class A Units of OpCo (other than those held by the Company and any of its wholly owned subsidiaries), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the public warrants, which will expire worthless in the event the Company winds up.

The holders of the founder shares will not be entitled to participate in any liquidating distribution with respect to such shares. Further, no shares of Class V common stock, including any comprising a portion of the Sponsor Shares, will be entitled to participate in any liquidating distribution with respect to such shares, although the corresponding Class A Units of OpCo (other than any Class A Units held by the Company) may be entitled to so participate. However, members of our Sponsor Group will be entitled to liquidating distributions from the Trust Account with respect to any public shares and Sponsor Shares (excluding the shares of our Class V common stock) held by them if we fail to complete our initial business combination within the allotted 25-month time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

The Company is notifying all concerned parties that funds in the Trust Account and the interest earned thereon will not be used to pay for any excise tax imposed under the IR Act in connection with redemptions of the Company’s Class A common stock in connection with the Extension. Suntuity has agreed to pay the costs, fees and expenses incurred in connection with the Extension, including any such excise tax payments, in accordance with the terms of the Business Combination Agreement. Additionally, Suntuity and the guarantors under the Bridge Loan have agreed to reimburse the Company and the Sponsor for reasonable documented out-of-pocket costs, expenses and fees incurred by the Company or the Sponsor in connection the Business Combination, including any expenses incurred by the Sponsor or the Company in connection with obtaining the Extension.

A copy of the proposed certificate of amendment to the charter is attached to this proxy statement as Annex A, and a copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.

Reasons for the Proposals

Our charter currently provides that the Company has until December 29, 2023 to complete a business combination. The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination, which our Board believes is in the best interest of our stockholders. As previously disclosed, on May 18, 2023, we entered into the Business Combination Agreement, pursuant to which the Company, OpCo and Suntuity will become directly and indirectly wholly-owned subsidiaries of New PubCo through a series of mergers and contributions, and the security holders of the Company, OpCo (other than the Company) and Suntuity will become security holders of New PubCo. However, the Board currently believes that there will not be sufficient time before December 29, 2023 to complete the Business Combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate the Business Combination. No assurances can be made that the Company will successfully consummate the Business Combination or any other business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment.

The purpose of the Trust Amendment Proposal is to reflect the Extension in the Trust Agreement.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Amendments.

The Company and its officers and directors agreed that they would not seek to amend any material provisions of the charter related to the substance and timing of stockholders’ rights to redemption or pre-initial business combination activity unless the Company provided holders of public shares with the right to seek redemption of their public shares in connection therewith.

If Any of the Proposals is Not Approved or is Abandoned

Stockholder approval of each of the Proposals is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension or the Amendments unless our stockholders approve each of the Proposals. Additionally, our Board may elect to abandon the Proposals at any time and for any reason without further action by our stockholders.

In no event will the Company proceed with the Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the our Class A common stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Proposals.

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before December 29, 2023, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares and Class A Units of OpCo (other than any Class A Units held by the Company), at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to pay taxes of the Company and OpCo (less an amount required to satisfy taxes of the Company and OpCo and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares and Class A Units of OpCo (other than those held by the Company and any of its wholly owned subsidiaries), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the public warrants, which will expire worthless in the event the Company winds up.

The holders of the founder shares will not be entitled to participate in any liquidating distribution with respect to such shares. Further, no shares of Class V common stock, including any comprising a portion of the Sponsor Shares, will be entitled to participate in any liquidating distribution with respect to such shares, although the corresponding Class A Units of OpCo (other than any Class A Units held by the Company) may be entitled to so participate. However, members of our Sponsor Group will be entitled to liquidating distributions from the Trust Account with respect to any public shares and Sponsor Shares (excluding the shares of our Class V common stock) held by them if we fail to complete our initial business combination within the allotted 25-month time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

If the Proposals Are Approved

If the Proposals are approved, the Company will file a certificate of amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and execute an amendment to the Trust Agreement in the form of Annex B hereto. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date. You are not being asked to vote on the Business Combination at this time. If the Amendments are implemented and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, you will retain the right to vote on the Business Combination or any other business combination (provided that you are a stockholder on the record date for a meeting to consider such business combination) if and when submitted to stockholders and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event the Business Combination or any other business combination is approved and completed or the Company has not consummated a business combination by the Extended Date. The Board has unanimously (i) approved and declared advisable the Business Combination Agreement, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our stockholders. The Company intends to hold a separate meeting of stockholders to consider and approve the proposed Business Combination Agreement and send a proxy statement/prospectus to stockholders as of the record date for the meeting to consider the Business Combination.

If the Proposals are approved and the Amendments are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Proposals are approved, and the amount remaining in the Trust Account may be only a fraction of the $            (including interest not previously released to the Company to pay its taxes (not including any excise taxes), but excluding interest already withdrawn to pay the Company’s estimated and actual income taxes and franchise taxes through December 31, 2023) that was in the Trust Account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Proposals are approved, OpCo and Suntuity intend to amend the Suntuity Promissory Note, upon which amendment the obligation of Suntuity to make deposits into the Trust Account thereunder shall terminate immediately following the special meeting. If the Proposals are approved, neither Suntuity nor any other party intends to deposit additional funds to the Trust Account.

The Company is notifying all concerned parties that funds in the Trust Account and the interest earned thereon will not be used to pay for any excise tax imposed under the IR Act in connection with redemptions of the Class A common stock in connection with the Extension. Suntuity has agreed to pay the costs, fees and expenses incurred in connection with the Extension, including any such excise tax payments, in accordance with the terms of the Business Combination Agreement. Additionally, Suntuity and the guarantors under the Bridge Loan have agreed to reimburse the Company and the Sponsor for reasonable documented out-of-pocket costs, expenses and fees incurred by the Company or the Sponsor in connection the Business Combination, including any expenses incurred by the Sponsor or the Company in connection with obtaining the Extension.

Redemption Rights

If the Proposals are approved, and the Amendments are implemented, each public stockholder (other than members of our Sponsor Group) may elect to redeem all or a portion of their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes (net of taxes payable), divided by the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company).

In no event will the Company proceed with the Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause our Class A common stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Proposals.

If the Proposals are approved by the requisite vote of stockholders, holders of public shares that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, will retain the opportunity to vote and have their public shares redeemed in conjunction with the consummation of the Business Combination or any other business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders that vote for the Proposals and do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Company is notifying all concerned parties that funds in the Trust Account and the interest earned thereon will not be used to pay for any excise tax imposed under the IR Act in connection with redemptions of the Class A common stock in connection with the Extension. Suntuity has agreed to pay the costs, fees and expenses incurred in connection with the Extension, including any such excise tax payments, in accordance with the terms of the Business Combination Agreement. Additionally, Suntuity and the guarantors under the Bridge Loan have agreed to reimburse the Company and the Sponsor for reasonable documented out-of-pocket costs, expenses and fees incurred by the Company or the Sponsor in connection the Business Combination, including any expenses incurred by the Sponsor or the Company in connection with obtaining the Extension.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT, INCLUDING THE LEGAL NAME, PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO            P.M. EASTERN TIME, ON            , 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE IMPLEMENTATION OF THE EXTENSION, THE AMENDMENTS AND THE REDEMPTION ELECTION. IN CONNECTION WITH THE REDEMPTION OF ANY PUBLIC SHARES, A CORRESPONDING NUMBER OF CLASS A UNITS OF OPCO HELD BY US WILL ALSO BE REDEEMED.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares (other than the Sponsor Shares) for cash if the Proposals are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to            P.M. Eastern time on            , 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (email: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders (other than members of our Sponsor Group) may elect to redeem all of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100, and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders that request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and any of the Proposals is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that any of the Proposals will not be approved. The Company anticipates that a public stockholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of the Amendments. The transfer agent will hold the certificates of public stockholders that make the Redemption Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (net of taxes payable), divided by the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company). Based on the amount in the Trust Account as of the record date, this would amount to approximately $            per share. The closing price of the public shares on the NYSE on            , 2023, the record date, was $            . Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $            more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to            P.M. Eastern time on            , 2023 (two business days before the scheduled vote at the special meeting). The Company anticipates that a public stockholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of the Amendments.

Redemption Withdrawal Procedures

Immediately following the deadline to make a Redemption Election (which is            P.M. Eastern time on            , 2023, the date that is two business days prior to the scheduled vote at the special meeting), a public stockholder that desires to withdraw its Redemption Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, you must request that our transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make a Redemption Election. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER            P.M. EASTERN TIME ON            , 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT THE TENDER OF YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

In no event will the Company proceed with the Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause our Class A common stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Proposals.

Notwithstanding stockholder approval of the Proposals or the number of Elections (taking into account any Election Reversals) by our public stockholders, our Board will retain the right to abandon the Proposals or postpone or cancel the special meeting at any time and for any reason without any further action by our stockholders.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination within 25 months after the closing of our IPO, in accordance with our charter, the 5,751,250 shares of Class V common stock (along with the corresponding Class B units of OpCo) that form a part of our founder shares will expire worthless. Members of our Sponsor Group are not entitled to rights to liquidating distributions from the Trust Account with respect to any founder shares held by them if we fail to consummate an initial business combination within 25 months after the closing of our IPO. However, members of our Sponsor Group will be entitled to liquidating distributions from the Trust Account with respect to any public shares and Sponsor Shares (excluding the shares of our Class V common stock) held by them. The founder shares had an aggregate market value of approximately $            based on the last sale price for the Company’s public shares of $            on the NYSE on            , 2023 (the record date);

•        If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination within 25 months after the closing of our IPO, in accordance with our charter, the 12,225,000 private placement warrants initially purchased by the Sponsor for an aggregate investment of $12,225,000, or $1.00 per warrant, (and subsequently transferred to an affiliate of Sponsor) will expire worthless. Additionally, the portion of the proceeds of the sale of the private placement warrants held in the Trust Account will be used to fund the redemption of our public shares, and the private placement warrants will expire without value to the holder. The private placement warrants had an aggregate market value (assuming they have the same value per warrant as the public warrants) of $            based on the last sale price for the public warrants of $            on the NYSE on            , 2023 (the record date);

•        If an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination within 25 months after the closing of our IPO, the initial stockholders will lose nearly all their entire investment in us;

•        If the Proposals are approved and the Amendments are implemented, the Company would have additional time to consummate a business combination. Notwithstanding implementation of the Amendments, if the Company does not consummate a business combination before the Extended Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares and Class A Units of OpCo (other than any Class A Units held by the Company), at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to pay taxes of the Company and OpCo (less an amount required to satisfy taxes of the Company and OpCo and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares and Class A Units of OpCo (other than those held by the Company and any of its wholly owned subsidiaries), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the public warrants, which will expire worthless in the event the Company winds up;

•        The Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent public accountants) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination, reduce the amount of funds in the Trust Account to the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per share due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes of the Company or OpCo, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriter of our IPO offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

•        All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the Business Combination. If the Business Combination is not approved or is abandoned and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        All current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve the Business Combination, and some are expected to continue to serve following the Business Combination;

•        The Company’s executive officers and directors, and their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no material, outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates, are awaiting reimbursement;

•        None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities;

•        In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management team or directors may have conflicts of interest in determining to which entity a particular business opportunity should be presented;

•        Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination;

•        Our Sponsor, officers or directors may have a conflict of interest with respect to evaluating a business combination and financing arrangements as we may obtain loans from our Sponsor or an affiliate of our Sponsor or any of our officers or directors to finance transaction costs in connection with an intended initial business combination and to finance possible costs in connection with the contribution of an additional amount to be held in the Trust Account if we extend our time to complete an initial business combination. Up to $1,500,000 of such working capital loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period; and

•        The fact that Suntuity has agreed to pay the costs, fees and expenses incurred in connection with the Extension, including any excise tax payments, in accordance with the terms of the Business Combination Agreement. Additionally, Suntuity and the guarantors under the Bridge Loan have agreed to reimburse the Company and the Sponsor for reasonable documented out-of-pocket costs, expenses and fees incurred by the Company or the Sponsor in connection the Business Combination, including any expenses incurred by the Sponsor or the Company in connection with obtaining the Extension.

Additionally, if the Proposals are approved and we consummate an initial business combination, the Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

U.S. Federal Income Tax Considerations

The following is a discussion of certain material U.S. federal income tax considerations for U.S. holders and Non-U.S. holders (each as defined below) of public shares (i) with respect to the Proposals and (ii) whose public shares are redeemed for cash if the Proposals are approved and the Amendments are implemented. This discussion applies only to U.S. holders and Non-U.S. holders that hold public shares as “capital assets” for U.S. federal income tax purposes (generally property held for investment). This discussion is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations promulgated thereunder (“Treasury Regulations”), administrative rulings and judicial decisions, all as in effect on the date hereof, and all of which are subject to change, possibly with retroactive effect. We cannot assure you that a change in law will not significantly alter the tax considerations that we describe in this summary. We have not sought any ruling from the Internal Revenue Service (the “IRS”) or formal written opinion from our tax advisors with respect to the statements made and the positions or conclusions described in the following summary. Such statements, positions and conclusions are not free from doubt, and there can be no assurance that your tax advisor, the IRS or a court will agree with such statements and conclusions.

This summary does not address the Medicare tax on certain investment income, U.S. federal estate or gift tax laws, any state, local or non-U.S. tax laws, any tax treaties or any other tax law other than U.S. federal income tax law. Furthermore, this discussion does not address all U.S. federal income tax considerations that may be relevant to a particular holder in light of the holder’s circumstances or that may be relevant to certain categories of investors that may be subject to special rules, such as:

•        our founders, sponsor, officers or directors or other holders of our Class V common stock;

•        banks, insurance companies or other financial institutions;

•        tax-exempt or governmental organizations;

•        “qualified foreign pension funds” as defined in Section 897(l)(2) of the Code (or any entities all of the interests of which are held by a qualified foreign pension fund);

•        dealers in securities or foreign currencies;

•        U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•        traders in securities that use the mark-to-market method of accounting for U.S. federal income tax purposes;

•        “controlled foreign corporations,” “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

•        entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes or holders of interests therein;

•        persons deemed to sell our securities under the constructive sale provisions of the Code;

•        persons that acquired our securities through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan;

•        persons that actually or constructively own five percent or more of any class of our shares;

•        persons that hold our securities as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction; and

•        certain former citizens or long-term residents of the United States.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the U.S. federal income tax treatment of a partner in such partnership might depend upon the status of the partner or the partnership, upon the activities of the partnership and upon certain determinations made at the partnership or partner level. Accordingly, we urge partners in partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) holding public shares to consult with and rely solely upon their own tax advisors regarding the U.S. federal income and other tax consequences to them of the redemption of public shares.

THE U.S. FEDERAL INCOME TAX TREATMENT OF THE EXERCISE OF REDEMPTION RIGHTS DISCUSSED HEREIN TO ANY PARTICULAR STOCKHOLDER WILL DEPEND ON THE STOCKHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT WITH AND RELY SOLELY UPON YOUR OWN TAX ADVISOR REGARDING THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS (INCLUDING ANY POTENTIAL FUTURE CHANGES THERETO) TO YOUR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES OF A REDEMPTION OF YOUR PUBLIC SHARES ARISING UNDER ANY OTHER TAX LAWS, INCLUDING BUT NOT LIMITED TO THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY U.S. STATE OR LOCAL OR NON-U.S. OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Tax Treatment of Non-Redeeming Stockholders

A holder of public shares that does not elect to redeem its public shares if the Proposals are approved and the Amendments are implemented will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Proposals.

Tax Treatment of Redeeming Stockholders

Subject to the discussion below under “Effect of the Business Combination on Treatment of a Redemption of Public Shares,” in the event that a holder’s public shares are redeemed pursuant to the redemption provisions described in this proxy statement under the section entitled “The Proposals — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares, the material U.S. federal income tax consequences to a U.S. holder (as defined below) generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares,” and the material U.S. federal income tax consequences to a Non-U.S. holder (as defined below) generally will be as described under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares under Section 302 of the Code, a holder generally will be treated as receiving a distribution from us with the material U.S. federal income tax consequences to a U.S. holder generally as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences to a Non-U.S. holder generally as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.”

Whether a redemption of a holder’s public shares qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by such redeemed holder before and after the redemption (including any stock treated as held by such holder under applicable constructive ownership rules, including any stock constructively owned by the holder as a result of owning public warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of a holder’s public shares generally will be treated as a sale of public shares by such holder (rather than as a distribution from us) under Section 302 of the Code if the redemption satisfies one of the following tests (which we refer to as the “redemption sale tests”): (i) it is “substantially disproportionate” with respect to the holder; (ii) it results in a “complete termination” of the holder’s interest in us; or (iii) it is “not essentially equivalent to a dividend” with respect to the holder.

In determining whether any of the redemption sale tests is satisfied, a holder takes into account not only shares of our stock actually owned by the holder, but also shares of our stock that are “constructively” owned by the holder. A holder may constructively own (i) stock owned by certain related individuals or entities in which the holder has an interest or that have an interest in such holder and (ii) any stock the holder has a right to acquire by exercise of an option, which would generally include the public shares which could be acquired pursuant to the exercise of the public warrants.

In order to meet the “substantially disproportionate” test, the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of such holder’s public shares must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a “complete termination” of a holder’s interest if either (i) all of the shares of our stock both actually and constructively owned by the holder are redeemed or (ii) all of the shares of our stock actually owned by the holder are redeemed, the holder is eligible to waive and effectively waives in accordance with specific rules the constructive attribution of stock owned by certain family members, and the holder does not constructively own any other shares of our stock (including as a result of owning public warrants). The redemption of public shares will not be “essentially equivalent to a dividend” if a holder’s redemption results in a “meaningful reduction” of the holder’s proportionate interest (after taking into account all other redemptions by other stockholders) in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest (after taking into account all other redemptions by other stockholders) in us will depend on the particular facts and circumstances, but the IRS has indicated in a published ruling that even a small reduction in the proportionate interest (after taking into account all other redemptions by other stockholders) of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the redemption sale tests is satisfied, then the redemption of a holder’s public shares will be treated as a distribution from us and the material U.S. federal income tax consequences of the redemption to a holder that is a U.S. holder generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences of the redemption to a holder that is a Non-U.S. holder generally will be as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the holder in the redeemed public shares will be added to the holder’s adjusted tax basis in its remaining shares of our stock, or, if it has none, to the holder’s adjusted tax basis in its public warrants or possibly in other shares of our stock constructively owned by it.

Effect of the Business Combination on Treatment of a Redemption of Public Shares

If we consummate the Business Combination, if a Holder who has elected to redeem public shares pursuant to the redemption provisions described in this proxy statement under the section entitled “The Proposals — Redemption Rights” exchanges public shares and/or public warrants in a transaction that is treated as a reorganization within the meaning of Section 368 of the Code and/or a contribution described in Section 351 of the Code (in each case, a “Reorganization”) pursuant to the Business Combination, it is possible, but not clear, that such redemption and such Reorganization would be treated as part of the same transaction, and as a result, such Holder would be treated as receiving the cash paid in such redemption as part of the consideration paid to such Holder in such Reorganization. In such a case, such Holder generally would recognize gain (if any) for U.S. federal income tax purposes with respect to such Holder’s public shares and/or public warrants in an amount equal to the lesser of (i) the excess (if any) of the amount of cash or other property received in such redemption and such Reorganization (less any public shares redeemed by such Holder) in exchange for such public shares and/or public warrants, over such Holder’s tax basis in the public shares and/or public warrants or (ii) the amount of cash received in such redemption plus the amount of cash or other property treated as “boot” received in such Reorganization. To determine the amount of gain, if any, that such Holder would recognize, the Holder must compute the amount of gain or loss realized as a result of such redemption and such Reorganization on a share-by-share and warrant-by-warrant basis. Any loss realized by the Holder would not be recognized.

In the event that the transactions pursuant to the Business Combination do not include an exchange of public shares and/or public warrants in a transaction that is treated as a Reorganization, or the Business Combination and the redemption of public shares pursuant to the redemption provisions described in this proxy statement under the section entitled “The Proposals — Redemption Rights” were not treated as part of the same transaction, the consequences of such redemption would generally be as described above under the subsection entitled “Tax Treatment of Redeeming Stockholders.”

A holder of public shares should consult with and rely solely upon its own tax advisors as to the tax consequences of a redemption.

U.S. Holders

This section applies to “U.S. holders.” For purposes of this discussion, a “U.S. holder” means a beneficial owner of public shares that, for U.S. federal income tax purposes, is:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust, (A) the administration of which is subject to the primary supervision of a U.S. court and which has one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) who have the authority to control all substantial decisions of the trust or (B) that has made a valid election under applicable Treasury Regulations to be treated as a United States person.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. holder’s public shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Stockholders,” such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of the U.S. holder’s adjusted tax basis in our public shares. Any remaining portion of the distribution will be treated as gain from the sale or exchange of the public shares and will be treated as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.”

Any portion of a distribution that is treated as a dividend paid to a U.S. holder that is treated as a corporation for U.S. federal income tax purposes generally will qualify for the dividends received deduction if the requisite holding period is satisfied, but may be subject to the “extraordinary dividend” provisions of the Code (which could cause a reduction in the tax basis of such corporate U.S. holder’s public shares and increase the amount of gain or decrease the amount of loss recognized by such U.S. holder in connection with a disposition of its shares). With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, any portion of a distribution that is treated as a dividend paid to a non-corporate U.S. holder generally will constitute a “qualified dividend” that will be subject to U.S. federal income tax at the lower applicable long-term capital gains rate. It is unclear whether the redemption rights with respect to our public shares may be deemed to be a limitation of a U.S. holder’s risk of loss and suspend the running of the applicable holding period of such public shares for this purpose during the period in which the U.S. holder has redemption rights with respect to the public shares (i.e., the period prior to the consummation of our initial business combination). If the applicable holding period requirements are not satisfied, a corporate U.S. holder may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and a non-corporate U.S. holder may be subject to tax on the dividend at regular ordinary income tax rates instead of the preferential income tax rate that applies to qualified dividend income. U.S. holders should consult with and rely solely upon their own tax advisors regarding the availability of the dividends received deduction (and the possible application of the “extraordinary dividend” provisions of the Code in their particular circumstances) or the lower preferential income tax rate for qualified dividend income, as the case may be, for any portion of a distribution treated as a dividend for U.S. federal income tax purposes with respect to our public shares.

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. holder’s public shares is treated as a sale, as discussed above under the section entitled “Tax Treatment of Redeeming Stockholders,” a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the public shares redeemed. Generally, the amount of gain or loss recognized by a U.S. holder will be an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in the redemption and (ii) the U.S. holder’s adjusted tax basis in the relevant public shares. A U.S. holder’s adjusted tax basis in its public shares generally will equal the U.S. holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a public share) less any prior distributions treated as a return of capital, as discussed above. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the public shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the public shares may be deemed to be a limitation of a U.S. holder’s risk of loss and suspend the running of the applicable holding period of such public shares for this purpose during the period in which the U.S. holder has redemption rights with respect to the public shares (i.e., the period prior to the consummation of our initial business combination). If the one-year holding period is not satisfied, any gain on a redemption of a U.S. holder’s public shares treated as a sale would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. holders may be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult with and rely solely upon their own tax advisors to determine how the above rules apply to them.

Non-U.S. Holders

This section applies to “Non-U.S. holders.” For purposes of this discussion, a “Non-U.S. holder” is a beneficial owner of public shares that is, for U.S. federal income tax purposes, an individual, a corporation, an estate or a trust, in each case, that is not a U.S. holder.

Taxation of Redemption Treated as a Distribution

If the redemption of a Non-U.S. holder’s public shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Stockholders,” such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of the Non-U.S. holder’s adjusted tax basis in our public shares. Any remaining portion of the distribution will be treated as gain from the sale or exchange of the public shares and will be treated as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.”

Subject to the withholding requirements under FATCA (as defined below) and other than with respect to effectively connected dividends, each of which is discussed below, any distribution treated as a dividend paid to a Non-U.S. holder generally will be subject to U.S. withholding tax at the rate of 30% of the gross amount of the distribution (unless an applicable income tax treaty provides for a lower rate). To receive the benefit of a reduced treaty rate, a Non-U.S. holder must provide the applicable withholding agent with an IRS Form W-8BEN or W-8BEN-E (or other applicable or successor form) certifying qualification for the reduced rate.

Any portion of a distribution that is treated as a dividend paid to a Non-U.S. holder that is effectively connected with a trade or business conducted by the Non-U.S. holder in the United States (and, if required by an applicable income tax treaty, that is treated as attributable to a permanent establishment maintained by the Non-U.S. holder in the United States) generally will be taxed on a net income basis at the rates and in the manner generally applicable to United States persons. Such effectively connected dividends will not be subject to U.S. withholding tax if the Non-U.S. holder satisfies certain certification requirements by providing the applicable withholding agent with a properly executed IRS Form W-8ECI certifying eligibility for exemption. If the Non-U.S. holder is a corporation for U.S. federal income tax purposes, it may also be subject to a branch profits tax (at a 30% rate or such lower rate as specified by an applicable income tax treaty) on its effectively connected earnings and profits (as adjusted for certain items), which will include effectively connected dividends.

Taxation of Redemption Treated as a Sale of Public Shares

Subject to the discussion regarding backup withholding below, if the redemption of a Non-U.S. holder’s public shares is treated as a sale, as discussed above under the section entitled “Tax Treatment of Redeeming Stockholders,” a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax on any gain realized in connection with such redemption, unless:

•        the Non-U.S. holder is an individual who is present in the United States for a period or periods aggregating 183 days or more during the calendar year in which the redemption occurs and certain other conditions are met;

•        such gain is effectively connected with a trade or business conducted by the Non-U.S. holder in the United States (and, if required by an applicable income tax treaty, is treated as attributable to a permanent establishment maintained by the Non-U.S. holder in the United States); or

•        the public shares constitute United States real property interests by reason of our status as a “United States real property holding corporation” (a “USRPHC”) for U.S. federal income tax purposes and, as a result, such gain is treated as effectively connected with a trade or business conducted by the Non-U.S. holder in the United States.

A Non-U.S. holder described in the first bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as specified by an applicable income tax treaty) on the amount of such gain, which generally may be offset by U.S. source capital losses.

A Non-U.S. holder whose gain is described in the second bullet point above or, subject to the exceptions described in the next paragraph, the third bullet point above, generally will be taxed on a net income basis at the rates and in the manner generally applicable to United States persons unless an applicable income tax treaty provides otherwise. If the Non-U.S. holder is a corporation for U.S. federal income tax purposes whose gain is described in the second bullet point above, such gain would also be included in its effectively connected earnings and profits (as adjusted for certain items), which may be subject to a branch profits tax (at a 30% rate or such lower rate as provided under an applicable income tax treaty).

Generally, a corporation is a USRPHC if the fair market value of its United States real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. We believe that we currently are not a USRPHC for U.S. federal income tax purposes. However, in the event that we were a USRPHC, as long as our public shares are or continue to be “regularly traded on an established securities market” (within the meaning of the U.S. Treasury Regulations), only a Non-U.S. holder that actually or constructively owns, or owned at any time during the shorter of the five-year period ending on the date of the redemption or the Non-U.S. holder’s holding period for its public shares, more than 5% of our public shares will be treated as disposing of a United States real property interest and will be taxable on gain realized on the disposition of our public shares as a result of our status as a USRPHC. If we were a USRPHC and our public shares were not considered to be regularly traded on an established securities market, each Non-U.S. holder (regardless of the percentage of stock owned) would be treated as disposing of a United States real property interest and would be subject to U.S. federal income tax on a taxable disposition of our public shares (as described in the preceding paragraph), and a 15% withholding tax would apply to the gross proceeds from such disposition.

Non-U.S. holders are encouraged to consult with and rely solely upon their own tax advisors regarding the tax consequences related to ownership in a USRPHC.

Information Reporting and Backup Withholding

Generally, information reporting requirements may apply in connection with payments made to a U.S. holder or Non-U.S. holder in connection with a redemption of public shares unless such holder is an exempt recipient and certifies to such exempt status. Any portion of a redemption of public shares treated as a dividend paid to a Non-U.S. holder must be reported annually to the IRS and to the Non-U.S. holder. Copies of these information returns may be made available to the tax authorities in the country in which the Non-U.S. holder resides or is established.

Backup withholding may apply to payments to which a U.S. holder is entitled in connection with a redemption of public shares if such U.S. holder fails to provide a taxpayer identification number or a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn). Backup withholding of tax may also apply to payments to which a Non-U.S. holder is entitled in connection with the redemption of public shares unless the Non-U.S. holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable or successor form) and certain other conditions are met.

Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability (if any) of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund generally may be obtained, provided that the required information is timely furnished to the IRS.

Additional Withholding Requirements under FATCA

Sections 1471 through 1474 of the Code, and the U.S. Treasury Regulations and administrative guidance issued thereunder (“FATCA”), impose a 30% withholding tax on any redemption of public shares treated as a dividend on our public shares and, subject to the proposed U.S. Treasury Regulations discussed below, on proceeds from redemptions of public shares treated as sales of our public shares, if paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code) (including, in some cases, when such foreign financial institution or non-financial foreign entity is acting as an intermediary), unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments, and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are non-U.S. entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity certifies that it does not have any “substantial United States owners” (as defined in the Code) or provides the applicable withholding agent with a certification identifying the direct and indirect substantial United States owners of the entity (in either case, generally on an IRS Form W-8BEN-E), or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules and provides appropriate documentation (such as an IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing these rules may be subject to different rules. Under certain circumstances, a holder might be eligible for refunds or credits of such taxes. While gross proceeds from a distribution treated as a sale of our public shares paid after January 1, 2019 would have originally been subject to withholding under FATCA, proposed U.S. Treasury Regulations provide that such payments of gross proceeds do not constitute withholdable payments. Taxpayers may generally rely on these proposed U.S. Treasury Regulations until they are revoked or final U.S. Treasury Regulations are issued. Prospective investors are encouraged to consult with and rely solely upon their own tax advisors regarding the effects of FATCA on the redemption of public shares.

HOLDERS OF PUBLIC SHARES ARE URGED TO CONSULT WITH AND RELY SOLELY UPON THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AND THE APPLICABILITY AND EFFECT OF ANY OTHER TAX LAWS, INCLUDING BUT NOT LIMITED TO, U.S. FEDERAL ESTATE AND GIFT TAX LAWS AND ANY STATE, LOCAL OR NON-U.S. TAX LAWS AND TAX TREATIES.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class V common stock, voting together as a single class, is required to approve the Amendments. Each of the Proposals is cross-conditioned on the approval of the others. If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before December 29, 2023, as contemplated by the prospectus from our IPO and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares and Class A Units of OpCo (other than any Class A Units held by the Company), at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to pay taxes of the Company and OpCo (less an amount required to satisfy taxes of the Company and OpCo and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares and Class A Units of OpCo (other than those held by the Company and any of its wholly owned subsidiaries), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the public warrants, which will expire worthless in the event the Company winds up.

The holders of the founder shares will not be entitled to participate in any liquidating distribution with respect to such shares. Further, no shares of Class V common stock, including any comprising a portion of the Sponsor Shares, will be entitled to participate in any liquidating distribution with respect to such shares, although the corresponding Class A Units of OpCo (other than any Class A Units held by the Company) may be entitled to so participate. However, members of our Sponsor Group will be entitled to liquidating distributions from the Trust Account with respect to any public shares and Sponsor Shares (excluding the shares of our Class V common stock) held by them if we fail to complete our initial business combination within the allotted 25-month time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

All of the Company’s initial stockholders are expected to vote any common stock owned by them in favor of the Proposals. The Sponsor Group beneficially owned as of the record date, and are entitled to vote, 1,250 shares of Class A common stock and 5,751,250 shares of Class V common stock, representing approximately 45% of the Company’s issued and outstanding common stock.

In addition, the Company’s initial stockholders, directors, executive officers, advisors or their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include a contractual acknowledgment with a selling stockholder that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders that would otherwise have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Proposals. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Proposals are in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Proposals.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Proposals — Interests of the Company’s Directors and Executive Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Proposals. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals. Notwithstanding stockholder approval of the Adjournment Proposal, the chairman of the meeting will retain its right to adjourn the special meeting.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the special meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person (including virtually) at the special meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Proposals — Interests of the Company’s Directors and Executive Officers” for a further discussion.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of             , 2023, the record date of the special meeting, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our named executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

In connection with the Prior Extension, public stockholders holding 15,872,896 shares of Class A common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $165.7 million (or approximately $10.44 per share) was removed from the Trust Account to pay such holders. Following such redemptions, and as of the record date, the Company has 7,128,354 shares of Class A common stock issued and outstanding and $            remains in the Trust Account (i.e. approximately $            per share of Class A common stock). Additionally, following such redemptions, the Sponsor Group owned approximately 45% of our outstanding shares of common stock.

Notwithstanding the above, in the table below, the beneficial ownership of our common stock is based on shares of common stock issued and outstanding as of March 7, 2023, consisting of 23,001,250 shares of Class A common stock and 5,751,250 shares of Class V common stock.

Name and Address of Beneficial Owner(1)	Class A Common Stock	Class V Common Stock(3)	Percentage of Outstanding Common Stock(4)
Beard Energy Transition Acquisition Sponsor LLC(4)	—	5,750,000	20.0%
Gregory A. Beard(4)	1,250	5,751,250	20.0%
Saba Capital Management, L.P.(2)(6)	1,779,860	—	7.70%
Highbridge Capital Management, LLC(2)(7)	1,647,729	—	7.16%
Adage Capital Partners, L.P.(2)(8)	1,250,000	—	5.43%
Sculptor Capital LP(2)(9)	1,073,689	—	4.67%
Sarah James	—	—	—
Robert C. Reeves	—	—	—
Charles Cherington	—	—	—
Yoav Lurie	—	—	—
All executive officers and directors as a group (5 individuals)	1,250	5,751,250	20%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Beard Energy Transition Acquisition Corp., 595 Madison Avenue, 28th Floor, New York, NY 10022.

(2)      Beneficial ownership for this stockholder is calculated based on 28,752,500 shares of common stock issued and outstanding, consisting of 23,001,250 shares of Class A common stock and 5,751,250 shares of Class V common stock, as of immediately prior to the implementation of the Prior Extension (and therefore prior to the redemptions related to the Prior Extension), as the Company is unaware as to whether, and how many of, such stockholder’s public shares were redeemed in connection with the Prior Extension.

(3)      Pursuant to the Business Combination Agreement, each share of the Company’s Class V common stock and Class A common stock will be exchanged, on a one for one basis, for a New PubCo Class V common stock and New PubCo Class A common stock, respectively.

(4)      Holders of our Class V common stock have the right to elect all of our directors prior to our initial business combination and will have the right to vote separately on any amendment, alteration or repeal of any provision of our certificate of incorporation that would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class V common stock. On any other matter submitted to a vote of our stockholders, holders of our Class A common stock and our Class V common stock will vote together as a single class, except as required by law or stock exchange rule.

(5)      Beard Energy Transition Acquisition Sponsor LLC is the record holder of the shares reported herein. Gregory A. Beard is the managing member of Beard Energy Transition Acquisition Sponsor LLC.

(6)      According to a Schedule 13G/A filed with the SEC on February 14, 2023 on behalf of Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein (“Mr. Weinstein”). Each may be deemed the beneficial owner of 1,779,860 shares of the Company’s Class A common stock. The principal business address for each is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(7)      According to a Schedule 13G filed with the SEC on December 31, 2022 on behalf of Highbridge Capital Management, LLC, a Delaware limited liability company. Highbridge Capital Management, LLC may be deemed the beneficial owner of 1,647,729 shares of the Company’s Class A common stock. The principal business address of Highbridge Capital Management, LLC is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(8)      According to a Schedule 13G filed with the SEC on December 9, 2021 on behalf of Adage Capital Partners, L.P., a Delaware limited partnership (“ACP”), Adage Capital Partners GP, L.L.C., a Delaware limited liability company (“ACPGP”), Adage Capital Advisors, L.L.C., a Delaware limited liability company (“ACA”), Mr. Robert Atchinson (“Mr. Atchinson”) and Mr. Phillip Gross (“Mr. Gross”). Each may be deemed the beneficial owner of 1,250,000 shares of the Company’s Class A common stock. The principal business address is 200 Claredon Street, 52nd Floor, Boston, Massachusetts 02116.

(9)      According to a Schedule 13G/A filed with the SEC on February 14, 2023 on behalf of Sculptor Capital LP, a Delaware limited partnership (“Sculptor”). Sculptor Capital II LP (“Sculptor-II”), a Delaware limited partnership, Sculptor Capital Holdings Corporation (“SCHC”), a Delaware corporation, Sculptor Capital Holding II LLC (“SCHC-II”), a Delaware limited liability company, Sculptor Capital Management, Inc. (“SCU”), a Delaware limited liability company, Sculptor Master Fund, Ltd. (“SCMF”), a Cayman Islands company, Sculptor Special Funding, LP (“NRMD”), a Cayman Islands company, Sculptor Credit Opportunities Master Fund, Ltd. (“SCOO”), a Cayman Islands company, Sculptor SC II LP (“NJGC”), a Delaware limited partnership, and Sculptor Enhanced Master Fund, Ltd. (“SCEN”), a Cayman Islands company. Each may be deemed the beneficial owner of 1,073,689 shares of the Company’s Class A common stock. The principal business address of Sculptor is 9 West 57 Street, 39th Floor, New York, New York 10019.

The Sponsor Group holds approximately 45% of the total outstanding shares of our Class A common stock (assuming the exchange of all founder shares for Class A common stock and excluding the Sponsor Shares).

Our Sponsor and our officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address that wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by emailing or writing the Company at the Company’s principal executive offices at 595 Madison Avenue, 28th Floor, New York, NY, 10022-1700.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email:

Beard Energy Transition Acquisition Corp.
595 Madison Avenue, 28th Floor,
New York, NY, 10022-1700
Attn: Sarah James
Email: info@beardacq.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Telephone: (800) 662-5200 (banks, brokers and other nominees call collect at (203) 658-9400)
Email: BRD.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than             , 2023 (one week prior to the date of the special meeting).

Annex A

form of CERTIFICATE OF AMENDMENT OF

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION of

beard energy transition acquisition corp.

Beard Energy Transition Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.     The name of the Corporation is “Beard Energy Transition Acquisition Corp.”. The Corporation was originally incorporated under the name Beard Energy Acquisition Corp. and subsequently amended its certificate of incorporation to change its name to Beard Energy Transition Acquisition Corp. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 8, 2021 (as subsequently amended on March 2, 2021, the “Original Certificate”).

2.     An Amended and Restated Certificate of Incorporation (the “Prior Certificate”), which both restated and amended the provisions in the Original Certificate, was filed with the Secretary of State of the State of Delaware on November 23, 2021. A Second Amended and Restated Certificate of Incorporation (the “Existing Certificate”), which both restated and amended the provisions of the Prior Certificate, was filed with the Secretary of State of the State of Delaware on May 25, 2023.

3.     This Amendment to the Existing Certificate (this “Amendment”) amends the Existing Certificate and was duly adopted in accordance with Sections 242 of the General Corporation Law of the State of Delaware. This Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.

4.     The text of Section 9.1(b)(iii) of the Existing Certificate is hereby amended and restated in its entirety as follows:

“(iii) the redemption of 100% of the Offering Shares and Class A Units of Opco if the Corporation is unable to complete its initial Business Combination within 36 months from the closing of the Offering or such earlier date as determined by the Board (the “Deadline Date”).”

5.     All other provisions of the Existing Certificate shall remain in full force and effect.

*            *            *            *            *

Annex A-1

IN WITNESS WHEREOF, Beard Energy Transition Acquisition Corp. has caused this Amendment to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of this [•] day of [•], 2023.

BEARD ENERGY TRANSITION ACQUISITION CORP.
By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer

Signature Page to Amendment to

Second Amended and Restated Certificate of Incorporation

Annex A-2

Annex B

FORM OF AMENDMENT NO. 1 TO

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [___], 2023 (the “Effective Date”), to the Investment Management Trust Agreement (as defined below) is entered into by and among Beard Energy Transition Acquisition Corp., a Delaware corporation (the “Company”), Beard Energy Transition Acquisition Holdings LLC, a Delaware limited liability company and subsidiary of the Company (“OpCo” and together with the Company, the “SPAC Parties”) and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). The Company, OpCo and the Trustee shall be referred to herein from time to time collectively as the “Parties” and individually as a “Party.” Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Investment Management Trust Agreement.

WHEREAS, the Company, OpCo and the Trustee entered into the Investment Management Trust Agreement, dated as of November 23, 2021, which was amended and restated by the Amended and Restated Investment Management Trust Agreement, dated as of May 26, 2023 (the “Investment Management Trust Agreement”);

WHEREAS, Section 6(c) of the Investment Management Trust Agreement provides that Section 1(i) and Section 1(k) of the Investment Management Trust Agreement may only be amended with the affirmative vote of sixty-five percent (65%) of the then outstanding shares of Common Stock and shares of Class V common stock, par value $0.0001 per share, of the Company, voting together as a single class (the “Consent of the Stockholders”);

WHEREAS, the Company obtained the Consent of the Stockholders to approve this Amendment; and

WHEREAS, the Parties desire to amend the Investment Management Trust Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, each Party agrees as follows:

1.     Amendment. Effective as of the Effective Date:

(a)      Section 1(i) of the Investment Management Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the SPAC Parties (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of each of the SPAC Parties, by the Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairman of the board of directors (the “Board”) or other authorized officer, as applicable, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the Property and not previously released to pay taxes of the SPAC Parties (less an amount required to satisfy taxes of the SPAC Parties and up to $100,000 of interest that may be released to the SPAC Parties to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the date which is the later of (1) 36 months after the closing of the Offering (or such earlier date as determined by the Board in accordance with the Company’s Second Amended and Restated Certificate of Incorporation) and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s Second Amended and Restated Certificate of Incorporation, if a Termination Letter has not been received by the Trustee prior to such later date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the Property and not previously released to pay the taxes of the SPAC Parties (less an amount required to satisfy taxes of the SPAC Parties and up to $100,000 of interest that may be released to the SPAC Parties to pay dissolution expenses) shall be distributed to the Holders of record as of such date;”

Annex B-1

(b)      Section 1(k) of the Investment Management Trust Agreement is hereby amended and restated in its entirety as follows:

“(k) Upon joint written request from the SPAC Parties, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Stockholder Redemption Withdrawal Instruction”), the Trustee shall distribute on behalf of the SPAC Parties the amount requested by the SPAC Parties to be used to redeem shares of Common Stock from Public Stockholders properly submitted in connection with a stockholder vote to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (A) in a manner that would affect the substance or timing of the Company’s obligation to redeem 100% of the Common Stock if it does not consummate an initial business combination within 36 months from the closing of the Offering (or such earlier date as determined by the Board in accordance with the Company’s Second Amended and Restated Certificate of Incorporation) or (B) with respect to any other provision relating to the rights of holders of the Common Stock or pre-initial Business Combination activity. The written request of the SPAC Parties referenced above shall constitute presumptive evidence that the SPAC Parties are entitled to distribute said funds, and the Trustee shall have no responsibility to look beyond said request;”

2.     Miscellaneous. Except as expressly amended hereby, the Investment Management Trust Agreement shall remain unchanged, and the Investment Management Trust Agreement, as so amended, shall continue in full force and effect in accordance with its terms. This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

*            *            *            *            *

Annex B-2

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

BEARD ENERGY TRANSITION ACQUISITION HOLDINGS LLC
By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer
BEARD ENERGY TRANSITION ACQUISITION CORP.
By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer

Signature Page to Amendment to

Amended and Restated Investment Management Trust Agreement

Annex B-3

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:	Francis Wolf
Title:	Vice President

Signature Page to Amendment to

Amended and Restated Investment Management Trust Agreement

Annex B-4

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

Beard Energy Transition Acquisition Corp.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P R O X Y

The undersigned hereby appoints Gregory A. Beard and Sarah James (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of Class A Common Stock or Class V Common Stock of Beard Energy Transition Acquisition Corp. (the “Company” or “BRD”) that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of the Company to be held on             , 2023 at              Eastern Time via live webcast at             , and at any adjournment or postponement thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and, unless such authority is withheld on the reverse side hereof, in the Proxies’ discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NOS. 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on the reverse side)

Please mark votes as indicated in this example	x	BEARD ENERGY TRANSITION ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2 AND 3.
(1)	The Extension Amendment Proposal — To amend the Company’s Second Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a business combination (the “Extension”) from 25 months to 36 months from the closing of the Company’s initial public offering or such earlier date as determined by our board of directors (the “Board” and such amendment, the “Extension Amendment” and such proposal, the “Extension Amendment Proposal” or “Proposal No. 1”).	FOR ☐	AGAINST ☐	ABSTAIN ☐	(3)

The Adjournment Proposal — To approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if the Company determines that additional time is necessary to effectuate the Amendments (the “Adjournment Proposal” or “Proposal No. 3”).

The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

							FOR ☐	AGAINST ☐	ABSTAIN ☐
(2)

The Trust Amendment Proposal — To amend the Amended and Restated Investment Management Trust Agreement, dated May 26, 2023, by and between the Company and Continental Stock Transfer & Trust Company, to reflect the Extension (the “Trust Amendment” and, together with the Extension Amendment, the “Amendments” and such proposal, the “Trust Amendment Proposal” or “Proposal No. 2,” and, together with the Extension Amendment Proposal, the “Proposals”).

		FOR ☐	AGAINST ☐	ABSTAIN ☐

						Date:

						Signature

						(Signature If Held Jointly)

When the Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person or authorized entity.

The Shares represented by this proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy card will be voted “FOR” each of Proposal Nos. 1, 2 and 3. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.